Exhibit 99.1

Citi Global TMT West Conference Jan. 6, 2021

2 Safe Harbor Forward-Looking Statements Certain statements in this communication are forward-looking statements and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These forward-looking statements reflect, among other things, our current expectations, plans, strategies, and anticipated financial results. There are a number of risks, uncertainties, and conditions that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include a number of factors related to our business, including the uncertainties relating to the impact of the novel coronavirus (COVID-19) pandemic on the company’s business, results of operations, cash flows, stock price and employees; the possibility that any of the anticipated benefits of the strategic investment from Searchlight or our refinancing of outstanding debt will not be realized; the outcome of any legal proceedings that may be instituted against the Company or its directors; the ability to obtain regulatory approvals and meet other closing conditions to the investment on a timely basis or at all, including the risk that regulatory approvals required for the investment are not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or that could adversely affect the Company or the expected benefits of the investment; the anticipated use of proceeds of the strategic investment; economic and financial market conditions generally and economic conditions in our service areas; various risks to the price and volatility of our common stock; changes in the valuation of pension plan assets; the substantial amount of debt and our ability to repay or refinance it or incur additional debt in the future; our need for a significant amount of cash to service and repay the debt restrictions contained in our debt agreements that limit the discretion of management in operating the business; regulatory changes, including changes to subsidies, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with our possible pursuit of acquisitions; system failures; cyber-attacks, information or security breaches or technology failure of ours or of a third party; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; new or changing tax laws or regulations; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of our network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes in the telecommunications industry; and liability and compliance costs regarding environmental regulations; and risks associated with discontinuing paying dividends on our common stock. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements are discussed in more detail in our filings with the SEC, including our reports on Form 10-K and Form 10-Q. Many of these circumstances are beyond our ability to control or predict. Moreover, forward-looking statements necessarily involve assumptions on our part. These forward-looking statements generally are identified by the words “believe,” “expect,” “anticipate,” “estimate,” “project,” “intend,” “plan,” “should,” “may,” “will,” “would,” “will be,” “will continue” or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company and its subsidiaries to be different from those expressed or implied in the forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements that appear throughout this communication. Furthermore, forward- looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the SEC, we disclaim any intention or obligation to update or revise publicly any forward-looking statements. You should not place undue reliance on forward-looking statements.

3 Non-GAAP Measures This presentation includes certain non-GAAP financial measures, including but not limited to “EBITDA,” “adjusted EBITDA,” “total net debt to last twelve month adjusted EBITDA ratio,” and “free cash flow.” In addition to providing key metrics for management to evaluate the Company’s performance, we believes these measurements assist investors in their understanding of operating performance and in identifying historical and prospective trends. A reconciliation of the differences between these non-GAAP financial measures and the most directly comparable financial measures presented in accordance with GAAP are available in the Appendix here to. Non-GAAP measures are not presented to be replacements or alternatives to the GAAP measures, and investors are urged to consider these non-GAAP measures in addition to, and not in substitution for, measures prepared in accordance with GAAP. Consolidated may present or calculate its non-GAAP measures differently from other companies.

4 Consolidated’s Current Fiber Network About Consolidated Communications 46,300 Total Fiber Route Miles 2.8M Homes Passed 13,200 On-Net Buildings Executive Team has an average of 28 years of industry experience Expansive, Dense Core Fiber Network • Top 10 U.S. fiber provider, 2M+ fiber-strand miles across 23 states • High bandwidth network, enabling a fiber-centric strategy supporting Consumer, Commercial, and Carrier customers Robust, Scalable Back-Office Infrastructure • Strategy and resources in place to scale and grow the business Experienced Management Team • Proven track record of integration, strategic investments, and repositioning for the future • Achieved financial stability, capital structure deleveraging, and exceeded synergy targets Highly Diverse and Attractive Markets • Majority of markets have one wireline competitor; 11% with no wireline competition • Diverse footprint of suburban and rural markets Tier 1 CRM, Service Delivery, Workforce Management System 6 consecutive quarters broadband growth 46,300 Fiber-route miles 2M+ Fiber-strand miles 13,200 On-net Buildings 23 Operating states 3,900 Fiber connections to wireless providers 550 Fiber hubs/COs #s as of Sept. 30, 2020

5 Regional Fiber Networks Northern New England

6 Fiber Build Plan: 2021-2025 Reshaping the Future of Connectivity for our Customers Total FTTH Passings Leveraging near-net fiber network to accelerate our growth strategy Deliver 1Gbps speeds for Consumer and SMB customers Strategic extension of commercial fiber in existing markets for Enterprise and Carrier Customers Passings to be upgraded to FTTP Gig capable 2020 FTTP 378,000 2021 300,000 2022 400,000 2023-2025 900,000 1 Gig upgrades 2021-2025 ~1.6M FTTP Passings YE 2025 ~2M % of Service Area FTTP >70%

7 Consolidated Strategic Imperatives Transform the customer experience; Leverage three diverse customer groups with fiber expansion • Expand fiber for Consumer, Commercial and Carrier growth opportunities • Deliver a superior product offering with best-in-class customer experience • Leverage position as top 10 fiber provider in the U.S.; 46,300 fiber route miles and growing across 23 states Achieve top line growth by accelerating FTTH, expanding commercial and carrier opportunities • Upgrade ~1.6M passings to fiber enabling Gig capabilities to over 70% of our passings by 2025 • Improve EBITDA margins through simplified best-in-class, fiber broadband services Review strategic assets in portfolio • Continue to evaluate assets for fiber investment or monetization • Ensure all assets have a long-term, strategic fit

8 Strategic Investment Overview Strategic Investment from Searchlight Capital Partners (“Searchlight”) and Recapitalization of Balance Sheet Enables Acceleration of Fiber Deployment $425M Experienced Partner Total investment commitment by Searchlight Successful global refinance of outstanding debt, extended maturities, reduced leverage Searchlight brings significant experience investing in FTTH and broadband expansion Delevered Capital Structure Immediate investment made of $350M to accelerate growth plan • Additional $75M investment upon FCC and Hart Scott Rodino approvals Completed global refinancing of the capital structure, extended maturities and improved leverage • New all-secured capital structure includes $2.25B of funded debt at attractive rates (including $250M revolving credit facility) Searchlight is a leading and experienced broadband and fiber infrastructure investor • Fiber investment plan will upgrade locations and provide new commercial opportunities in high-growth areas of business

9 4.3 4.1 4.0 3.5 12/31/19 6/30/20 9/30/20 9/30/20 Capital Structure; Funded Growth Plan Debt Maturity ($ in M) Net Debt Leverage • Revolving Credit Facility: $250M (unused) • Secured Term Loan: $1,250M, priced at LIBOR + coupon rate of 4.75%,with 1.0% floor • Senior Secured Notes: $750M, 6.5% • No short term maturities • Cash position at 9/30/20 was $99.7M • Targeting substantially all free cash flow to focus on highest return fiber expansion projects and increase market share $250 $1,250 $750 2020 2021 2022 2023 2024 2025 2026 2027 2028 Senior Notes Term Loan Revolver (1) Pro forma net debt leverage at 9/30/20 includes the net cash proceeds from the refinancing and Searchlight’s Stage 1 investment of $350M completed on 10/2/20 (1) Successful Recapitalization New capital structure with extended maturities and increased liquidity positions Consolidated for accelerated growth

10 10 The New Consolidated Communications Actions taken to position the Company for Growth Dividend Cut + New Capital Allocation Plan (announced 4/25/19) Aggressive Debt Paydown from Free Cash Flow Conservative Financial Policy Accelerate Investment in Business; $75M Committed Capital Infusion Future-proof the Fiber Network Deliver Best-in-Class Services, Customer Experience Across Three Customer Groups Return to Revenue Growth Lowered Leverage, Extended Maturities, Enhanced Liquidity Profile $350M Searchlight investment (10/2/20)

Appendix

12 Total Net Debt to LTM Adjusted EBITDA Ratio (unaudited) ($ in millions ) Sept. 30, 2020 Summary of Outstanding Debt: Term loans, net of discount $1,767 Senior unsecured notes due 2022, net of discount 439 Finance leases 18 Total debt $2,224 Less deferred debt issuance costs (6) Less cash on hand (100) Total net debt $2,118 Adjusted EBITDA for the twelve months ended September 30, 2020 $528 Total Net Debt to last twelve months Adjusted EBITDA 4.01x

13 Proforma Total Net Debt to LTM Adjusted EBITDA Ratio (unaudited) Summary of Outstanding Debt: Pro Forma Term loan, net of discount $1,231 Senior secured notes due 2028 750 Finance leases 18 Total debt $1,999 Less deferred debt issuance costs (25) Less cash on hand(1) (142) Total net debt $1,832 Adjusted EBITDA for the twelve months ended Sept. 30, 2020 $528 Total Net Debt to last twelve months Adjusted EBITDA 3.5x (1) Pro Forma Cash Balance: Actual cash balance as of Sept. 30, 2020 $100 Estimated net cash proceeds from Searchlight Investment 42 Pro Forma cash balance as of Sept. 30, 2020 $142 ($ in millions)